Exhibit 99.1
Smith & Wesson Mike Golden, President, CEO John Kelly, CFO March 2006

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, anticipated sales and operating results, customer satisfaction and cost-reduction efforts. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward- looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC. 3

Investment Highlights Leadership Team in Place A New Market Approach...Safety, Security, Protection, Sport A Strong, Untapped Legacy Brand Innovative New Products Growth Opportunities in Core Business Diversification into New Markets Significant Productivity Enhancement Opportunities Positive Legislative and Litigation Trends AMEX: SWB Shares Outstanding: 39,206,647 Price: $5.30 (at 3/7/06) Market Cap: $208MM 5

Experienced Leadership Team... Mike Golden, President, CEO John Kelly, CFO Tom Taylor, VP Marketing Ken Chandler, VP Operations Leland Nichols, VP Sales Barbara Hunnicutt, VP Licensing Ann Makkiya, Corporate Counsel Bill Lachenmeyer, VP Human Resources MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 7

Company Background 154 Year Old American Company Headquarters: Springfield, Massachusetts 736 Employees Two Manufacturing Facilities (Union-Free): Springfield, Massachusetts Revolvers, Pistols Houlton, Maine Handcuffs, Pistols 5

Company Background Largest U.S. Manufacturer of Handguns Largest U.S. Exporter of Handguns Largest U.S. Manufacturer of Handcuffs # 1 in U.S. Revolver Market Share # 3 in U.S. Pistol Market Share A Legacy Brand With 87% Brand Awareness With the General Public (Not Just Firearm Enthusiasts) Source: Federal Excise Tax Data - Q3, 2004 American Sports Data - Nov, 2004 6

S&W: 87% Brand Awareness Extremely high in our served markets, and in markets we do not serve today: Source: American Sports Data - Nov, 2004 A company-sponsored, 2004 survey asked consumers about their purchase intent for the following products & services. S&W ranked as follows: Revolvers #1 (served) Pistols #1 (served) Shotguns #3 (not served) Hunting Rifles #3 (not served) Tactical Rifles #1 (not served) Ammunition #4 (not served) Security Systems #3 (not served) 13

A New Market Approach Smith & Wesson Yesterday: Selling Handguns in the U.S. Sporting Goods Channel Smith & Wesson Today: A Global Leader in Safety...Security...Protection...Sport GOAL 15

New Market Possibilities Existing Handgun Business Brand Development Innovative New Products Sporting Goods Law Enforcement Military/Federal Government International Long Guns Training/Ranges Less Lethal Ammunition Firearms Accessories Security Systems Criminal Investigation Homeland Defense Products/Services Re-invent the legacy Key to new market entry Licensing opportunities Marketing initiatives Use "Safety-Security-Protection-Sport" platform to enter new markets while driving CAGR of 19-20% in core business in fiscal 2006. Growth Strategy 17

S&W MARKET REVOLVERS 54.3 149 S&W MARKET PISTOLS 46 483 $138MM REVOLVERS PISTOLS $47MM $467MM S&W 2005 (Includes Walther Products) Market 2004 2004 (CALENDAR) U.S. DOMESTIC NON-MILITARY MARKET -2005 (FISCAL) S&W SALES $52MM 38% SOURCE: BATF 2004 Excise Tax Study & Smith & Wesson Management Estimates 10% Revolver / Pistol Market: $605MM 19

Innovative New Products Revolvers 500 460 XVR 460 XVR S&W 1911 Family Pistols Scandium 21 Military & Police Pistol Series

Introducing the Smith & Wesson Military & Police Pistol 23 First units shipped December 5, 2005 Engineered with input from over a dozen LE and military organizations Unique features incorporate versatility, enhanced durability and safety. World class product introduction, regarded as the most professional the industry has seen. Premium priced, feature rich product, designed to penetrate LE and military markets.

Channel Management Strategy Local Law Enforcement Sporting Goods International Federal Law Enforcement & Military 25

Handgun Growth Strategy Sales Leadership in Place Eoin B. Stafford, Director of Sporting Goods Sales - Formerly H&K Expanded Smith & Wesson Employee Sales Force (+16) Elimination of manufacturer's reps Demand creation: Product "pull" vs. "push" Increased focus on high margin segments Engraving, Commemorative Guns, Performance Center New Products Launched: M&P Pistol, S&W 460, S&W 500, 1911's Consumer Marketing Programs Scheduled Event Marketing & Pull Promotions Sporting Goods Channel 27

Handgun Growth Strategy Leadership in Place Ernest Langdon, Director of Federal Law Enforcement/Military Sales Formerly Operations Manager, Law Enforcement Sales with Beretta Tactical training provider to law enforcement and military Multiple national and world titles in competitive shooting sport Lobbying efforts underway Hired major lobbying firm Regular CEO visits to Washington, DC Four new contracts: U.S. Government for Afghanistan Army (75,000 units) Launched M&P pistol - aimed at Federal Law Enforcement (FBI, etc.) Military/Federal Government Channel 29

Handgun Growth Strategy Leadership in Place Bryan James, Dir. Law Enforcement Sales - formerly Glock Expanded Sales Organization Two additional top sales executives hired from Glock Increased from 5 to 8 Regional Sales Managers Launched M&P Pistol Designed specifically to penetrate police/military markets Designed with input from multiple police departments Test & Evaluation units to >150 departments Orders from 8 law enforcement agencies - more pending National & International Law Enforcement Channel 31

Handgun Growth Strategy Leadership in Place: Amaro Goncalves, Dir. International Sales - formerly Colt Launched M&P Pistol Designed specifically to penetrate police/military markets Lobbying underway Shorten Federal export approval timeline Raise $1,000,000 Congressional approval level Established & expanding sales channel and revenue base Upgrading sales agents to those with contacts in police/military Europe, Latin America, Asia, Middle East International Channel 33

Outsource License Manufacture Long Guns Training/Ranges Ammunition Security Systems Criminal Investigation Homeland Defense Products/Services Less Lethal Shotguns Hunting Rifles Tactical Rifles Options: Decline Opportunity Acquire Safety...Security...Protection...Sport New Market Opportunities & Options 35

Smith & Wesson Enters the Long Gun Market Consumers say S&W should be in long guns...particularly tactical rifles Tactical rifles are the fastest growing segment in the long gun market Sporting Goods channel is underserved by premium tactical rifles Expansion of Military & Police family of products 2004 U.S. DOMESTIC NON-MILITARY MARKET RIFLES SHOTGUNS TACTICAL RIFLES 642 346 132 Bolt Action Rifles $510MM 52% Share Shotguns $346MM 35% Share Tactical Rifles $132MM 13% Share SOURCE: BATF 2004 Excise Tax Study and Smith & Wesson Management Estimates 37

"Smith & Wesson's new AR-type rifle is a credit to the firm's long history of duty guns." - Dick Metcalf, Guns & Ammo Magazine, March/SHOT Show Edition "If you're a fan of the M4A1 Carbine, I can assure you that the new M&P Carbine is as good as it gets." - Gary Paul Johnson, SWAT Magazine, SHOT Show Edition Introducing the Smith & Wesson M&P15 Rifle Series 39

The Military & Police Family Begins... 41 Concept to first shipment - 6 months Test & evaluation unit requests from 80 Law Enforcement Agencies First order received 3 weeks from launch - Las Vegas Metro P.D. Targeting 10%-15% market share in year one

The Brand: Licensing Opportunities FY 2005 Licensing Revenue: $1.8MM Hearing & Eye Protection, Knives, Safes, Soft Air Guns, etc. Target: Grow Licensing Revenue 3-5X by 2009 Recent Licensees: Sentry Safe, Radiator Specialty (gun cleaning products) Hats and Tees New Possibilities: Monitored Security Systems, Ammunition, Truck and Hunting Accessories Focus: Use licensing to enter new markets, serve brand loyalty opportunities, and aggressively pursue initiatives that fall within: Safety...Security...Protection...Sport & Brand Loyalty 43

The Brand: Re-Inventing a Legacy Inconsistent Message to a Limited Audience "Loud" and Visible Brand With a Consistent Message to a Diverse Audience GOAL 45

Media Blitz 36 magazine covers in 11 months Unprecedented in industry Outpacing all major competitors M&P - 22 Editorial features issued or committed 47 Visibility in core magazines, TV and radio as well as non-industry publications. Over 102 million total impressions. Wall Street Journal Front Page - Marketplace Section July 28, 2005

NASCAR Customer Affinity Programs: Marketing Initiatives 49

Operations / Manufacturing Strong Team Supporting: Pistol Process Line New Product Development Initial Focus: Stabilize Operations Repeatable & predictable machinery Consistent Output Current Focus: Implementing Smith & Wesson Operating System Based on Toyota Production System Problem-Solving Process Development Standardize approach & deliver solutions faster Upgrading Technology New machining / Equipment re-furbishing 51

2001 2002 2003 2004 2005 Industry Municipal Cases Pending or on Appeal 32 26 20 13 4 Product Liability Cases Pending Against S&W 10 8 5 4 2 Legislative & Litigation Trends 32 26 20 13 4 10 5 4 2 8 Cases 53 Protection of Lawful Commerce in Arms Act Signed into law October, 2005

Income Statement Summary 28 *In millions except for per share data

Income Statement Summary *In millions except for per share data 29 Quarter Ended January 31, 2006

Income Statement Summary 30 Nine Months Ended January 31, 2006 *In millions except for per share data

Balance Sheet Summary *In Millions 31

FY2007 FY2006 Guidance FY2005 Actual New Product Sales $172-$180MM +19-20% $124.0MM Income $12.5 $7.5-$8.0MM $5.2MM* Earnings per Fully Diluted Share: $0.30 $0.19-$0.20* $.14* Annual Guidance *Guidance takes into account expected adjustments to reflect the early adoption of Statement of Financial Accounting Standard No. 123(R), Share- Based Payment. That adoption is expected to result in approximately $2.0 million in expense fiscal 2006 as compared to $626 thousand in fiscal 2005. See full discussion in company's 10K filing. 32

Investment Highlights Leadership Team in Place A New Market Approach...Safety, Security, Protection, Sport A Strong, Untapped Legacy Brand Innovative New Products Growth Opportunities in Core Business Diversification into New Markets Significant Productivity Enhancement Opportunities Positive Legislative and Litigation Trends AMEX: SWB Shares Outstanding: 39,206,647 Price: $5.30 (at 3/7/06) Market Cap: $208MM 33

Smith & Wesson